AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JLUY 29, 2005
SECURITIES ACT FILE NO. 002-10806
INVESTMENT COMPANY ACT FILE NO. 811-00216

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:		[X]

	Pre-Effective Amendment No.	[ ]

	Post-Effective Amendment No. 94	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:		[X]

Amendment No. 35 [X]

(Check Appropriate Box or Boxes)

NICHOLAS HIGH INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

700 North Water Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 272-6133
Registrant's Telephone Number, Including Area Code

Jeffrey T. May, Senior Vice President
Nicholas High Income Fund, Inc.
700 North Water Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

WITH A COPY TO:
K. Thor Lundgren, Esq.
Marcia Y. Lucas, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 1900
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b).
[ x ]	on July 31, 2005 pursuant to paragraph (b).
[ ] 60 days after filing pursuant to paragraph (a)(1).
[ ] on (date) pursuant to paragraph (a)(1).
[ ] 75 days after filing pursuant to paragraph (a)(2).
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

	[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS July 31, 2005

CLASS N SHARES

     Nicholas II, Inc. Nicholas Limited Edition, Inc.

Nicholas Equity Income Fund, Inc. Nicholas High Income Fund, Inc.

Consistency in a World of Change

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of any Fund's shares or determined whether this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

     700 North Water Street Milwaukee, Wisconsin 53202 www.nicholasfunds.com

Class N

Nicholas II, Inc. Nicholas Limited Edition, Inc. Nicholas Equity Income Fund, Inc. Nicholas High Income Fund, Inc. (Each a "Fund," together, the "Funds")

Prospectus July 31, 2005

Each Fund is a diversified mutual fund with separate investment objectives, as follows:

     Nicholas II, Inc.'s investment objective is long-term growth. Nicholas Limited Edition, Inc.'s investment objective is long-term growth.

     Nicholas Equity Income Fund, Inc.'s investment objective is to produce reasonable income for the investor. Nicholas High Income Fund, Inc.'s investment objective is to seek high current income, by investing primarily in high yield bonds. Capital appreciation is a secondary objective that is sought only when consistent with the

Fund's primary investment objective.

This Prospectus gives vital information about the Class N shares of the Funds. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

The Funds offer one class of shares in this Prospectus, Class N.

The Funds also offer an additional class of shares, Class I, which is available through separate prospectuses. Each share class has its own expense structure and minimum investment requirement.

You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times Nicholas Limited Edition, Inc. may be closed to new investors, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions.

Investment Adviser NICHOLAS COMPANY, INC.

Minimum Initial Investment - $500

Class N
TABLE OF CONTENTS
OVERVIEW OF THE FUNDS	1
NICHOLAS II, INC.	1
NICHOLAS LIMITED EDITION, INC.	2
NICHOLAS EQUITY INCOME FUND, INC.	3
NICHOLAS HIGH INCOME FUND, INC.	5
PERFORMANCE OF THE FUNDS	6
FEES AND EXPENSES OF THE FUNDS	10
SHARE LIMITATION FOR NICHOLAS LIMITED EDITION, INC	11
MORE ON THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS	11
NICHOLAS II, INC.	11
NICHOLAS LIMITED EDITION, INC.	12
NICHOLAS EQUITY INCOME FUND, INC.	14
NICHOLAS HIGH INCOME FUND, INC.	15
FINANCIAL HIGHLIGHTS	20
NICHOLAS II, INC.	20
NICHOLAS LIMITED EDITION, INC.	21
NICHOLAS EQUITY INCOME FUND, INC.	22
NICHOLAS HIGH INCOME FUND, INC.	23
THE FUND'S INVESTMENT ADVISER	24
PRICING OF FUND SHARES	26
PURCHASE OF FUND SHARES	27
REDEMPTION AND EXCHANGE OF FUND SHARES	29
USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES	31
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	31
TRANSFER OF FUND SHARES	32
DISTRIBUTION OF SHARES	33
RULE 12B-1 PLAN	33
SHAREHOLDER SERVICING AGENTS	33
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	33
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	34
SYSTEMATIC WITHDRAWAL PLAN	34
TAX DEFERRED ACCOUNTS	34
DISCLOSURE OF PORTFOLIO HOLDINGS	34
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

You should rely only on the information contained in this document, or incorporated by reference. The Funds have not authorized anyone to provide you with information that is different.

Class N

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of a Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Funds have possibly occurred between the date of the Prospectus and the time you receive it.

Class N

OVERVIEW OF THE FUNDS

Nicholas II, Inc. Investment Objective

The Fund strives to increase the value of your investment over the long-term ("long-term growth"). The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

Principal Investment Strategies

To pursue the Fund's goal of long-term growth, it primarily invests in common stocks of domestic corporations with medium-sized market capitalizations having growth potential. The Fund believes a company's annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as "small," between $2 billion and $10 billion as "medium" and greater than $10 billion as "large." To a lesser extent, the Fund may invest in companies with small and large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

For further information on the Fund's principal investment strategies and how the Fund invests, see "More on the Funds' Investment Objective, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund's investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stocks prices tend to be more volatile than other investment choices.
  Portfolio-Specific Risk - From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of mid-cap companies and to a lesser extent, small- cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.
  Selection Risk - The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

Class N

Nicholas Limited Edition, Inc. Investment Objective

The Fund strives to increase the value of your investment over the long-term ("long-term growth"). The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

Principal Investment Strategies

To pursue the Fund's goal of long-term growth, it primarily invests in common stocks of domestic corporations with small- and medium-sized capitalizations having growth potential. The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as "small," between $2 billion and $10 billion as "medium," and greater than $10 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

For further information on the Fund's principal investment strategies and how the Fund invests, see "More on the Funds' Investment Objective, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund's investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.
  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and mid-cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies
  Selection Risk - The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.
  Share Limitation - Due to the Fund's share limitation noted on the inside cover page of this Prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions, which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

     For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

Class N

Nicholas Equity Income Fund, Inc. Investment Objective

     The Fund's main goal is to produce reasonable income and the Fund's secondary goal is moderate long-term growth. Reasonable income is a primary investment objective and may not be changed without shareholder approval. Moderate long-term growth is the Fund's secondary investment objective and may be changed by the Fund's Board of Directors without shareholder approval but with advance notice to shareholders.

Principal Investment Strategies

To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The market capitalization of the securities held by the Fund as of June 30, 2005 ranged from a low of $184 million to a high of $205 billion. To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index.

To pursue the Fund's investment objectives, the Fund invests in a diversified portfolio of income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). The Fund is not managed as a balanced portfolio. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund's Board of Directors may change this policy without shareholder approval. However, the Fund will not change this policy of investing at least 80% of its net assets in equity securities without first changing the Fund's name and providing at least 60 days prior notice to shareholders. The Fund's asset allocation is determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities.

In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser considers, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index.

The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. In terms of credit quality of investments, the Fund is subject to the following two restrictions: (a) at time of investment, not more than 20% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities; and (b) the Fund's investments must be in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or if unrated, believed to be of comparable quality at the time of purchase by the Adviser). Bonds rated BB or lower (or their equivalents by any national rating organization) are known as "non-investment grade bonds" or "junk bonds." The Fund invests in both short-term and long-term debt securities and is not limited as to the maturities of the securities in which it invests.

For further information on the Fund's principal investment strategies and how the Fund invests, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Stock Market Risk – Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.
  Credit Risk – Credit risk involves the possibility that the issuers of securities held in the Fund's portfolio may fail to make timely interest and principal payments. The Fund's investments may include non-investment grade securities (securities with lower credit qualities) which recognized rating agencies consider speculative with respect to the issuer's continuing ability to pay interest or principal.

Class N

  Interest Rate Risk – Interest rate risk refers to the risk that the prices of the Fund's investments, particularly fixed income investments, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities.
  Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based in part on interest rates which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.
  Selection Risk – The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.
  Risks Related to Preferred Stock and Convertible Investments – Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.
  Investments in Unrated Debt Securities – Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities.
  High Yield Bond Market Risk – The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.
  Call Risk – If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.
  Risks Related to Investments in REITs and Other Real Estate-Based Securities – These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. For further information on the Fund's principal investment strategies and risks of investing in the Fund, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

Please note the Fund's objective stresses reasonable income. Although the Adviser will consider the possibility of some capital appreciation in selecting investments for the Fund, you should not expect the Fund to reach the growth potential of funds which have growth or capital appreciation as their primary objective.

Class N

Nicholas High Income Fund, Inc. Investment Objectives

The Fund seeks high current income by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

Principal Investment Strategies

To pursue the Fund's investment objective, it primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

The Fund's fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories. The Fund invests in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests.

In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

For further information on the Fund's principal investment strategies and how the Fund invests, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Credit Risk - Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.
  Interest Rate Risk - Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.

Class N

  High Yield Bond Market Risk - The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.
  Call Risk - If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.
  Selection Risk - The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.
  Liquidity Risk - The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.
  Stock Market Risk - To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "More on the Funds' Investment Objectives, Principal Investment Strategies and Risks."

PERFORMANCE OF THE FUNDS

Class N of each Fund commenced on March 1, 2005 and therefore has no annual performance history. For this reason, the performance information shown below is for another class of shares (Class I shares) for each Fund that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

     The bar chart and table shown below for each Fund provide some indication of the risks of investing in the Fund. They show the variability of the total return for each Fund's Class I shares for the last ten calendar years and how historical performance for each Fund's Class I shares compares with alternative broad measures of market performance.

Of course, the past performance of each of the Fund's Class I shares (before and after taxes) is no guarantee of their future returns.

Nicholas II, Inc.
			BAR CHART PLOT POINTS
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004(1)
28.55%	19.38%	37.01%	9.24%	1.17%	(2.09)%	(3.11)%	(20.31)%	33.30%	12.03%

(1)	The Fund's fiscal year end is September 30. The Fund's Class I calendar year-to-date return (six months) as of June 30, 2005 was 0.30%.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 17.88% (for the quarter ended December 31, 2001) and the lowest quarterly return was (17.34)% (for the quarter ended September 30, 2001).

Class N

This next table shows how the average annual total returns for the Fund's Class I shares for the one, five and ten year periods ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the Russell Midcap Index, the Russell Midcap Growth Index and the Morningstar Mid-Cap Growth Category. The table also shows the average annual total returns for the Fund's Class I shares after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas II, Inc. (Class I shares)
Returns Before Taxes (1)	12.03%	2.45%	10.12%
Returns After Taxes on Distributions (1)	11.38%	0.55%	7.95%
Returns After Taxes on Distributions
and Sale of Fund Shares (1)	8.67%	1.47%	8.06%
Russell Midcap Index (2)	20.22%	7.59%	14.50%
Russell Midcap Growth Index (2)	15.48%	(3.36)%	11.23%
Morningstar Mid-Cap Growth Category (3)	12.93%	(3.42)%	10.25%

(1)	The performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

(2)	The average annual total returns on the indices do not reflect deductions for taxes, fees and expenses.

(3)	The average annual total returns on the category reflect deductions for fees and expenses.

The Russell Midcap Index is an unmanaged index of medium and medium to small capitalization companies, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index is an unmanaged index that represents the average performance of a group of Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Morningstar Mid-Cap Growth Category includes the universe of those funds that Morningstar has assigned as having medium capitalization and growth as their size and style based on the funds' portfolio statistics and composition over the last three years.

Nicholas Limited Edition, Inc.
			BAR CHART PLOT POINTS
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004(1)
30.18%	21.81%	33.02%	1.67%	(4.09)%	(8.66)%	8.21%	(23.51)%	39.55%	13.94%

(1)	The Fund's fiscal year end is December 31. The Fund's Class I calendar year-to-date return (six months) as of June 30, 2005 was 2.45%.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 22.82% (for the quarter ended June 30, 2001) and the lowest quarterly return was (17.01)% (for the quarter ended September 30, 1998).

This next table shows how the Fund's average annual total returns for the Fund's Class I shares for the one, five and ten year periods ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the Russell 2000 Index, the Russell 2000 Growth Index and the Morningstar Small-Cap Growth Category. The table also shows the average annual total returns for the Fund's No Load Class after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class N

	One	Five	Ten
	Year	Year	Year
Nicholas Limited Edition, Inc. (Class I)
Return Before Taxes (1)	13.94%	3.75%	9.48%
Return After Taxes on Distributions (1)	13.71%	2.56%	7.64%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	9.37%	2.77%	7.49%
Russell 2000 Index (2)	18.33%	6.61%	11.53%
Russell 2000 Growth Index (2)	14.31%	(3.57)%	7.12%
Morningstar Small-Cap Growth
Category(3)	12.09%	(0.55)%	10.24%

(1)	The performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

(2)	The average annual total returns on the indices do not reflect deductions for taxes, fees and expenses.

(3)	The average annual total returns on the category reflect deductions for fees and expenses.

The Russell 2000 Index is an unmanaged index that represents the average performance of a group of stocks of approximately 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Morningstar Small-Cap Growth Category includes the universe of those funds that Morningstar has assigned as having small capitalization and growth as their size and style based on the funds' portfolio statistics and composition over the last three years.

Nicholas Equity Income Fund, Inc.
BAR CHART PLOT POINTS
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004(1)
17.21%	15.90%	19.37%	1.96%	(13.21)%	15.53%	1.06%	(16.45)%	22.05%	19.66%

(1)	The Fund's fiscal year end is March 31. The Fund's Class I calendar year-to-date return (six months) as of June 30, 2005 was (0.29)%.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 17.01% (for the quarter ended June 30, 2003) and the lowest quarterly return was (15.46)% (for the quarter ended September 30, 2002).

This next table shows how the Fund's average annual total returns for the Fund's Class I shares for the one, five and ten year periods ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the S&P 500 Index and the Lipper Equity Income Fund Objective. The table also shows the average annual total returns for the Class I shares after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Equity Income Fund, Inc. (Class I)
Return Before Taxes (1)	19.66%	7.33%	7.41%
Return After Taxes on Distributions (1)	19.37%	6.79%	5.96%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	13.13%	6.03%	5.58%
Standard & Poor's 500 Index (2)	10.87%	(2.30)%	12.07%
Lipper Equity Income Fund Objective (3)	12.81%	4.48%	11.26%

(1)	The performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

(2)	The average annual total returns on the indices do not reflect deductions for taxes, fees and expenses.

(3)	The average annual total returns on the category reflect deductions for fees and expenses.

Class N

The S&P 500 Index is a capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks. The Lipper Equity Income Fund Objective represents funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

Nicholas High Income Fund, Inc.
			BAR CHART PLOT POINTS
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004(1)
16.16% 12.37% 13.13% 0.47% (0.07)% (12.13)% 8.76%							(10.13)%	22.75%	9.65%

(1)	The Fund's fiscal year end is December 31. The Fund's Class I calendar year-to-date return (six months) as of June 30, 2005 was (0.89)%.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 8.64% (for the quarter ended June 30, 2003) and the lowest quarterly return was (10.61)% (for the quarter ended September 30, 2002).

This next table shows how the average annual total returns for the Fund's Class I shares for the one, five and ten year periods ending on December 31, 2004 (the Fund's most recently completed calendar year), compared to the returns of the Merrill Lynch U.S. High Yield Master II Index and the Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index. The table also shows the average annual total returns for the Fund's Class I after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas High Income Fund, Inc. (Class I)
Return Before Taxes (1)	9.65%	2.94%	5.54%
Return After Taxes on Distributions (1)	6.86%	(0.57)%	1.93%
Return After Taxes on Distributions
and Sale of Fund Shares (1)	6.20%	0.27%	2.46%
Merrill Lynch U.S. High Yield Master II Index(2)	10.87%	6.67%	8.27%
Lehman Brothers U.S. Corporate
Intermediate High Yield Bond Index (2)	10.85%	6.23%	7.59%

(1)	The performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee or 0.10% shareholder servicing fee that is charged to Class N shares. Had the 12b-1 and shareholder servicing fees been reflected, they would have reduced the returns shown.

(2)	The average annual total returns on the indices do not reflect deductions for taxes, fees and expenses.

The Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all U.S.-dollar denominated high yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB. The Fund has changed its comparative index from the Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index (the "Lehman Index") to the Merrill Lynch U.S. High Yield Master II Index (the "Merrill Index") to provide a broader comparison to the overall high yield bond universe. The Lehman Index represents a more narrow universe, holding only high yield bonds with maturities of 10 years of less. The Lehman Index has 1,435 issues and a market value of $528 billion versus the Merrill Index with 1,980 issues and $625 billion in market value.

The Fund's 30-day annualized yield at December 31, 2004 was 5.94% . Investors can obtain the Fund's current yield by calling 1-800-227-5987 (toll-free).

Class N

FEES AND EXPENSES OF THE FUNDS

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold Class N shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Class N

			Nicholas	Nicholas
		Nicholas Limited	Equity Income	High Income
	Nicholas II, Inc.	Edition, Inc.	Fund, Inc.	Fund, Inc.
Maximum Sales Charge (Load)
Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge
(Load)	None	None	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends	None	None	None	None
Redemption Fee(1)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.53%	0.75%	0.70%	0.43%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses(2)	0.20%	0.26%	0.77%	0.31%
Total Annual Fund Operating
Expenses	0.98%	1.26%	1.72%(3)	0.99%

(1)	The Fund's transfer agent charges $15.00 for each wire redemption.

(2)	Other Expenses include custodian, transfer agency, shareholder servicing and other customary Fund expenses, and are based on actual amounts for the fiscal year ended March 31, 2005 for Nicholas Equity Income Fund, Inc., and estimated amounts for the fiscal years ended September 30, 2005 for Nicholas II, Inc., and December 31, 2005 for Nicholas High Income Fund, Inc. and Nicholas Limited Edition, Inc.

(3)	For the fiscal period ended March 31, 2005, the Adviser may voluntarily absorb Fund expenses, including the investment advisory fee, in excess of 1.25% of the average net assets of the Fund's Class N shares on an annual basis. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion.

Example:	This example is intended to help you compare the cost of investing in the Class N shares of the
	Funds with the cost of investing in other mutual funds. The Example assumes that you invest
	$10,000 in the Class N shares of each Fund for the time periods indicated and then redeem all of
	your shares at the end of those periods. The Example also assumes that your investment has a
	5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		One	Three	Five	Ten
		Year	Years	Years	Years
	Nicholas II, Inc.	$100	$312	$542	$1,201
	Nicholas Limited Edition, Inc.	$128	$400	$692	$1,523
	Nicholas Equity Income Fund, Inc.	$175	$542	$933	$2,030
	Nicholas High Income Fund, Inc.	$101	$315	$547	$1,213

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser."

Class N

SHARE LIMITATION FOR NICHOLAS LIMITED EDITION, INC.

The Fund is restricted in size to a maximum of 10 million shares of common stock outstanding. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of reinvestment of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments at any time in the sole discretion of the Fund. However, redemptions of shares will continue to be received. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

MORE ON THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of each Fund's investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand each Fund's principal investment strategies and the principal risks of investing in the Funds.

Nicholas II, Inc.

What is the Fund's investment objective? The investment objective of Nicholas II, Inc. is to increase the value of your investment over the long-term ("long-term growth"). The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

How does the Fund pursue its investment objective? The Fund strives to meet its investment objective by investing primarily in a diversified portfolio of equity securities of domestic mid-cap companies, which it believes, have growth potential.

The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization
Small	0 to $2 Billion
Medium	$2 Billion to $10 Billion
Large	Over $10 Billion

To pursue the Fund's goal it also may, to a lesser extent, invest in companies with small and large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

Class N

  a company's strategic position in its industry
  sales and earnings growth
  attractive operating margins
  ability to generate positive free cash flow
  low debt-to-capital
  product development
  quality of management
  overall business prospects
  a company's price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     There is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. In order to be classified as a diversified investment company, the Fund must meet certain criteria established by the Investment Company Act of 1940, as amended. These regulations currently state that as to 75% of the Fund's assets, at the date of investment, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund observes an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

Does the Fund invest in securities other than equity securities? The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation), debt securities and preferred stock convertible into common stock, securities of other investment companies and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

Although the Fund's primary investment strategy is long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or the total assets of the Fund.

Nicholas Limited Edition, Inc.

What is the Fund's investment objective? The investment objective of Nicholas Limited Edition, Inc. is to increase the value of your investment over the long-term ("long-term growth"). The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

How does the Fund pursue its investment objective? The Fund strives to meet its investment objective by investing primarily in a diversified portfolio of equity securities of domestic small- and mid-cap companies, which it believes, have growth potential.

Class N

The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization
Small	0 to $2 Billion
Medium	$2 Billion to $10 Billion
Large	Over $10 Billion

To pursue the Fund's goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

  a company's strategic position in its industry
  sales and earnings growth
  attractive operating margins
  ability to generate positive free cash flow
  low debt-to-capital
  product development
  quality of management
  overall business prospects
  a company's price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

There is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. In order to be classified as a diversified investment company, the Fund must meet certain criteria established by the Investment Company Act of 1940, as amended. These regulations currently state that as to 75% of the Fund's assets, at the date of investment, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund observes an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

Does the Fund invest in securities other than equity securities? The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation), debt securities and preferred stock convertible into common stock, securities of other investment companies and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

Although the Fund's primary investment strategy is to achieve long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Class N

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

Nicholas Equity Income Fund, Inc.

     What is the Fund's primary investment objective? The primary investment objective of Nicholas Equity Income Fund, Inc. is to produce reasonable income for the investor. To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Reasonable income is a primary investment objective and may not be changed without shareholder approval.

The Fund's secondary goal is moderate long-term growth. To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. Moderate long-term growth is the Fund's secondary investment objective and may be changed by the Fund's Board of Directors without shareholder approval but with advance notice to shareholders.

     How does the Fund pursue its investment objectives? The Fund strives to meet its investment objectives by investing primarily in income-producing equity securities and fixed income investments. The Fund will not be managed as a balanced portfolio. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund's Board of Directors may change this policy without shareholder approval. However, the Fund will not change this policy of investing at least 80% of its net assets in equity securities without first changing the Fund's name and providing at least 60 days prior notice to shareholders. The Fund's asset allocation will be determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The Fund will not limit its investments to any particular type or size of company or industry. The Fund may invest in companies with small, medium and large market capitalizations if the Adviser believes the companies have the potential to produce reasonable income and, secondarily, moderate long-term growth.

In addition to relying, in part, on the ratings assigned to fixed income securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of issuers' management and regulatory matters.

     Equity Investments. The Fund, under normal market conditions, will invest at least 80% of its total assets in income-producing equity securities, which may include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index. The Fund generally will acquire equity securities with dividend paying histories or which pay current dividends. The Fund only may invest in preferred stock and convertible securities if such securities provide a current interest or dividend payment stream at the time of purchase.

     Fixed Income Investments. The portion of the Fund's assets not invested in income-producing equity securities generally will be invested in corporate and government fixed income securities, which may include notes, bonds and debentures. As discussed further below, the Fund's corporate fixed income investments may include investment grade and non-investment grade fixed income securities (junk bonds).

Governmental fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities.

The Fund invests in both short-term and long-term debt securities. Debt securities with longer maturities

Class N

generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of the securities in which it invests.

     Credit Quality of Fund Investments. The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. In selecting rated investments, the Adviser will rely upon the ratings assigned to certain income-producing equity securities and debt securities. The Fund will invest in unrated securities when the Adviser believes the financial condition of the issuers of such securities and/or protection offered by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

At time of investment, not more that 20% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities. In addition, the Fund only may invest in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or unrated but believed to be of comparable quality at the time of purchase by the Adviser). However, subsequent to the purchase, the ratings of the securities may fall below B.

     Does the Fund invest in securities other than equity and fixed income securities? The Fund may invest in securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein). The Fund also may invest in the securities of other investment companies.

Although the Fund's primary investment strategy is long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

Nicholas High Income Fund, Inc.

     What is the Fund's primary investment objective? The investment objective of Nicholas High Income Fund, Inc. is to obtain high current income. In addition, capital appreciation is a secondary goal that is sought only when consistent with the Fund's primary investment objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

     How does the Fund pursue its primary investment objective? The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

     In order to be classified as a diversified investment company, the Fund must meet certain criteria established by the Investment Company Act of 1940, as amended. These regulations currently state that as to 75%

Class N

of the Fund's assets, at the date of investment, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

     What is the credit quality of the Fund's fixed income investments? The Fund's fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories.

The table below is designed to help you understand credit ratings and detail the Fund's credit quality as of December 31, 2004.

Understanding Credit Quality Ratings

Rating agencies such as Standard & Poor's Corporation ("S&P") and Moody's Investor Service, Inc. ("Moody's") evaluate securities on the basis of the issuer's ability to meet all required principal and interest payments. Bonds with ratings above the line in the chart below are considered "investment grade," while those with ratings below the line are regarded as "non-investment grade" or "junk bonds."

S&P	Moody's	Meaning

AAA	Aaa	Highest Quality
AA	Aa	High Quality
A	A	Above-average Quality
BBB	Baa	Average Quality

BB	Ba	Average Quality
B	B	Below-average Quality
CCC	Caa	Poor Quality
CC	Ca	Highly Speculative
C	C	Lowest Quality
D	-	In Default

A detailed explanation of these ratings can be found in the appendix to this prospectus.

At December 31, 2004, 90.85% of the Fund's total net assets were invested in rated and unrated corporate debt securities. The following table shows the credit quality allocation of the portion of the Fund's assets invested in such securities at December 31, 2004.

Credit Rating Category	Percentage of
S&P	Total Net Assets

AAA	0%
AA	0%
A	0%
BBB	0.89%
BB	26.31%
B	48.76%
CCC	11.07%
CC	0%
CC	0%
C	0%
D	0%
Not Rated	3.82%

90.85%

     Rated Securities. For rated securities, the Fund may invest in securities of any credit quality. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. Accordingly, the achievement of the Fund's investment objectives may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     Unrated Securities. The Fund will invest in unrated securities only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

     Does the Fund have a policy limiting the maturity of investments? The Fund does not have a policy limiting the maturity of its investments. The Fund invests in both short-term and long-term debt and equity securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 2004 was 4.40 years.

Class N

     Does the Fund invest in securities other than fixed income and equity securities? The Fund expects that a major portion of its portfolio will be invested in fixed income and equity securities in the manner previously described. However, the Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein). In addition, the Fund also may invest in illiquid securities (up to 15% of the Fund's total assets), securities of other investment companies and warrants. In addition, other types of securities in which the Fund also may invest include, but are not limited to, futures, forwards and swaps and other derivative instruments consistent with the Fund's objectives and fundamental investment restrictions. Although not typically part of the Fund's principal investments, from time to time these other securities may be included in the Fund's portfolio. The Fund's Statement of Additional Information provides a more detailed discussion of these types of securities.

Although the Fund's primary investment objective is to obtain high current income, for liquidity or flexibility, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

Principal Risks of Investing in the Funds

Market Risk. (Applies to all Funds) The value of a Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in a Fund's investments and consequently, your Fund shares may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of a Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of a Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of a Fund, which in turn may reduce the value of a Fund's investments, and consequently, your Fund shares.

Portfolio-Specific Risk. (Applies to Nicholas II, Inc. and Nicholas Limited Edition, Inc.) From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund invests most of its assets in the securities of small- and mid-cap companies, the Fund may be subject to additional risks. Small-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies. If the value of the Fund's investments in small- to medium-cap companies decrease, the value of the Fund's shares also may go down.

Credit Risk. (Applies to Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc.) Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal. Because the Funds may invest in non-investment grade debt securities, these Funds are subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and a Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of a Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested in higher quality debt securities.

Class N

While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund's attempt to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

Interest Rate Risk. (Applies to Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc.) Interest rate risk refers to the risk that the prices of a Fund's investments, particularly the debt securities in which the Funds may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Funds do not have a policy limiting the maturity of its investments, and a Fund may invest in debt securities with longer maturities, the Funds may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from a Fund may decline as well.

Investments in Unrated Debt Securities. (Applies to Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc.) Unrated securities will be considered for investment by the Funds, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to a Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by a Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

High Yield Bond Market Risk. (Applies to Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc.) The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

Call Risk. (Applies to Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc.) If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by a Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Risks Related to Preferred Stock and Convertible Investments. (Applies to Nicholas Equity Income Fund, Inc.) Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Class N

Liquidity Risk. (Applies to Nicholas High Income Fund, Inc.) From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

Risks Related to Investments in REITs and Other Real Estate-Based Securities. (Applies to Nicholas Equity Income Fund, Inc.) The Fund may invest in REITs and other real estate-based securities. These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).

Risks Related to the Fund's Share Limitation. (Applies to Nicholas Limited Edition, Inc.) The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

Selection Risk. (Applies to all Funds) Each Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

Risks Related to Certain Other Portfolio Investments and Strategies. (Applies to all Funds) Each Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in each Fund's Statement of Additional Information, which is incorporated by reference herein.

Impact of October 29, 2004 Special Meeting of Fund Stockholders

On October 29, 2004, the stockholders of each Fund approved changes to each Fund's articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of each Fund's Board of Directors. These changes are not expected to affect the investment objective of the Funds. However, they should afford the Funds and their portfolio mangers greater flexibility when implementing investment strategies designed to achieve the Fund's objectives. In particular, the removal of and changes to certain fundamental restrictions place the Funds in a better position to adapt to an evolving market and regulatory environment.

Accordingly, while certain investment restrictions have changed, the Fund's objectives and principal investment strategies remain the same.

The Funds may use many different investment strategies in seeking their investment objectives, and each has certain investment restrictions. These strategies and certain of the restrictions and policies governing each of the Fund's investments are explained in detail in the Funds' Statements of Additional Information, each of which is incorporated by reference herein. If you would like to learn more about how a Fund may invest and the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, you should request a copy of such Fund's Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that a Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that a Fund's objective will be achieved.

Class N

FINANCIAL HIGHLIGHTS

Nicholas II, Inc.

The financial highlights table is intended to help you understand Nicholas II, Inc.'s financial performance for the past five fiscal years ended September 30, 2004. Certain information reflects financial results for a single Fund share. Since the Class N shares of the Fund were not offered to the public prior to the March 1, 2005, the financial highlights provided below are for the Class I shares of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2004, 2003 and 2002, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's 2004 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund. The information relating to the Fund for the fiscal years ended September 30, 2000 through 2001, was audited by another independent accounting firm.

		Year ended September 30,

	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING
OF PERIOD	$18.97	$15.34	$17.54	$36.58	$31.83
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)	(.01)	(.01)	(.02)	(.01)	.01
Net gain (loss) on securities
(realized and unrealized)	2.92	3.64	(1.60)	(5.91)	5.22
Total from investment
operations	2.91	3.63	(1.62)	(5.92)	5.23
LESS DISTRIBUTIONS
From net investment income	--	--	--	--	(.01)
From net capital gain	(.00)*	--	(.58)	(13.12)	(.47)
Total distributions	(.00)*	--	(.58)	(13.12)	(.48)
NET ASSET VALUE, END OF
PERIOD	$21.88	$18.97	$15.34	$17.54	$36.58

TOTAL RETURN	15.35%	23.66%	(9.99)%	(20.89)%	16.49%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$515.5	$472.5	$408.5	$512.0	$775.4
Ratio of expenses to average
net assets	63%	.65%	.65%	.62%	.62%
Ratio of net investment income (loss)
to average net assets	(.04)%	(.06)%	(.12)%	(.03)%	.02%
Portfolio turnover rate	15.35%	26.10%	47.37%	49.92%	65.46%

* The amount rounds to $.00, the actual amount is $.00154.

     Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up and down.

Class N

Nicholas Limited Edition, Inc.

     The financial highlights table is intended to help you understand Nicholas Limited Edition, Inc.'s financial performance for the past five years ended December 31, 2004. Certain information reflects financial results for a single Fund share. Since the Class N shares of the Fund were not offered to the public prior to March 1, 2005, the financial highlights provided below are for the Class I shares of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2004, 2003 and 2002, has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's 2004 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund. The information relating to the Fund for the years ended prior to December 31, 2002, was audited by other auditors who have ceased operations.

		Year ended December 31,

	2004	2003	2002	2001	2000
NET ASSET VALUE,
BEGINNING OF PERIOD	$17.43	$12.49	$16.37	$15.16	$22.61
INCOME (LOSS) FROM
INVESTMENT
OPERATIONS
Net investment income (loss)	(.04)	(.05)	(.07)	(.08)	(.02)
Net gain (loss) on securities
(realized and unrealized)	2.47	4.99	(3.78)	1.33	(1.85)
Total from investment
operations	2.43	4.94	(3.85)	1.25	(1.87)
LESS DISTRIBUTIONS
From net investment income	--	--	--	--	--
From net realized gain	(.27)	--	(.03)	(.04)	(5.58)
Total distributions	(.27)	--	(.03)	(.04)	(5.58)
NET ASSET VALUE, END OF
PERIOD	$19.59	$17.43	$12.49	$16.37	$15.16

TOTAL RETURN	13.94%	39.55%	(23.51)%	8.21%	(8.66)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$158.7	$146.0	$107.5	$164.2	$191.4
Ratio of expenses to average net
assets	91%	.91%	.90%	.89%	.86%
Ratio of net investment income
(loss) to average net assets	(.24)%	(.32)%	(.49)%	(.47)%	(.12)%

Portfolio turnover rate	34.98%	40.32%	58.89%	60.82%	82.14%

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares of the Fund may go up and down.

Class N

Nicholas Equity Income Fund, Inc.

     The financial highlights table is intended to help you understand Nicholas Equity Income Fund, Inc.'s financial performance for the past fiscal year ended March 31, 2005. Certain information reflects financial results for a single Fund share. Since the Class N shares of the Fund were not offered to the public prior to March 1, 2005, the financial highlights provided below are for the period from February 28, 2005 to March 31, 2005. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2005 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.

Period from
02/28/2005(1)
to
03/31/2005

NET ASSET VALUE, BEGINNING OF PERIOD	$13.74
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income	08
Net gain (loss) on securities (realized and unrealized) .	(.24)
Total from investment operations	(.16)
LESS DISTRIBUTIONS
From net investment income	--
In excess of book realized gain	--
Total distributions	--
NET ASSET VALUE, END OF PERIOD	$13.58

TOTAL RETURN	(1.16)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$1.0
Ratio of expenses to average net assets (3)(4)	1.25%
Ratio of net investment income to average net assets	N/A(5)
Portfolio turnover rate	45.50%

ABSENT REIMBURSEMENT OF EXPENSES:
Ratio of expenses to average net assets (4)	1.72%
Ratio of net investment income to average net assets	N/A(5)

(1)	Commencement of operations.

(2)	Not annualized.

(3)	Net of reimbursement by Adviser.

(4)	Annualized.

(5)	The ratios of net investment income to average net assets are not shown due to the short period of existence.

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up or down.

Class N

Nicholas High Income Fund, Inc.

     The financial highlights table is intended to help you understand Nicholas High Income Fund, Inc.'s financial performance for the past five fiscal years ended December 31, 2004. Certain information reflects financial results for a single Fund share. Since the Class N shares of the Fund were not offered to the public prior to March 1, 2005, the financial highlights provided below are for the Class I shares of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's 2004 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

		Year ended December 31,

	2004	2003	2002	2001	2000
NET ASSET VALUE, BEGINNING OF
PERIOD	$2.19	$1.93	$2.36	$2.40	$3.06
INCOME FROM INVESTMENT
OPERATIONS
Net investment income	16.17		.19	.24	.31
Net gain (loss) on securities (realized
and unrealized)	04.26		(.42)	(.04)	(.66)
Total from investment
operations	20.43		(.23)	.20	(.35)
LESS DISTRIBUTIONS
From net investment income	(.16)	(.17)	(.20)	(.24)	(.31)
NET ASSET VALUE, END OF
PERIOD	$2.23	$2.19	$1.93	$2.36	$2.40

TOTAL RETURN	9.65%	22.75%	(10.13)%	8.76%	(12.13)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$114.6	$120.4	$101.4	$118.7	$125.5
Ratio of expenses to average net assets	64%	.60%	.58%	.61%	.57%
Ratio of net investment income to
average net assets	7.16%	7.94%	8.77%	9.56%	10.43%
Portfolio turnover rate	64.17%	104.40%	57.19%	69.84%	18.57%

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up and down.

Class N

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Funds investment adviser. The Adviser furnishes each Fund with continuous investment service and is responsible for overall management of each Fund's business affairs, subject to supervision by each Fund's Board of Directors.

The Adviser is the investment adviser to three other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.). As of December 31, 2004, the Adviser had approximately $3.5 billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of each Fund, as determined by valuations made at the close of each business day of the month.

     For Nicholas Limited Edition, Inc., the annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund. For each of the other Funds, the following tables illustrate the calculation of the Adviser's annual fee:

Nicholas II, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.75 of 1%
Over $50,000,000 and including $100,000,000	0.60 of 1%
In excess of $100,000,000	0.50 of 1%

Nicholas Equity Income Fund, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.70 of 1%
In excess of $50,000,000	0.60 of 1%

Nicholas High Income Fund, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

For the fiscal year ended December 31, 2004, the aggregate fee paid to the Adviser for Nicholas High Income Fund, Inc. was 0.43% of the Fund's average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by Nicholas High Income Fund, Inc. in excess of 0.85 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

In addition, with respect to Nicholas Equity Income Fund, Inc., from time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. As a result, the total return, yield and distribution rate for the Fund's Class N shares will be higher than if the fees and expenses had been paid by the Fund's Class N shares. Currently, the Adviser has voluntarily agreed to absorb all of Nicholas Equity Income Fund, Inc.'s operating expenses, including the investment advisory fee, in excess of 1.25% of the average net assets of the Fund's Class N shares on an annual basis, until further notice. From time to time and in its sole discretion, the Adviser may: (i) further reduce or waive its fee or reimburse the Fund for certain of the expenses in order to further reduce the expense ratio for the Fund's Class N shares; or (ii) decrease the amount of absorption of the operating expenses for the Fund's Class N shares in excess of 1.25% of the average net assets of the Fund's Class N shares on an annual basis.

A discussion regarding the basis for each Board of Director's approval of each Fund's Investment Advisory Agreement will be available in each Fund's Semiannual Report to Shareholders: for the periods ended March 31, 2005, June 30, 2005, June 30, 2005 and September 30, 2005 for Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas High Income Fund, Inc., and Nicholas Equity Income Fund, Inc., respectively.

Class N

Under separate Investment Advisory Agreements with the Funds, the Adviser, at its own expense and without reimbursement from the Funds, furnishes the Funds with office space, office facilities and executive officers and executive expenses (such as health insurance premiums for executive officers.

Each Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of each Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. In July 2004, the Board of Directors of each Fund approved the Fund's payment to the Adviser for accounting and administrative services provided to the Funds by the Adviser that a Fund is obligated to pay under its Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. In the past, the Adviser generally waived payment for such services. In accordance with the Board of Director's decision, effective November 1, 2004, each Fund has paid and will on an ongoing basis pay the Adviser for such services in accordance with its obligations under its Investment Advisory Agreement subject to the guidelines imposed by the Board of Directors and agreed to by the Adviser. In reaching its determination, for each Fund its Board of Directors considered the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, the reasonableness of the anticipated payments and the best interests of the shareholders. Each Fund's Board of Directors concluded that the payment to the Adviser for providing such services, subject to the guidelines, was reasonable given each Fund's obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. A description of the payment guidelines is included in each Fund's Statement of Additional Information ("SAI") under "The Fund's Investment Adviser"

Portfolio Management

     Nicholas II, Inc. Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. He has been Portfolio Manager of the Fund's portfolio since March 1993. Mr. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. David O. Nicholas also serves as Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst.

     Nicholas Limited Edition, Inc. Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. He has been Portfolio Manager of the Portfolio since March 1993. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. David O. Nicholas also serves as Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst.

     Nicholas Equity Income Fund, Inc. Messrs. Albert O. Nicholas and David O. Nicholas are Co-Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Albert O. Nicholas was the Portfolio Manager of the Fund from its inception in November 1993 through July 2001. Since July 2001, Messrs. Albert O. Nicholas and David O. Nicholas have been Co-Portfolio Managers of the Fund. Mr. Albert O. Nicholas is President and a Director of the Fund, and a Director of the Adviser since 1967. He served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. Mr. David O. Nicholas is a Senior Vice President of the Fund, is President, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Messrs. Albert O. Nicholas and David O. Nicholas also serve as Portfolio Managers to other funds managed by the Adviser, and each is a Chartered Financial Analyst.

     Nicholas High Income Fund, Inc. Messrs. Lawrence J. Pavelec and David O. Nicholas are Co-Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawrence J. Pavelec is a Senior Vice President of the Fund and has been Co-Portfolio Manager of the Fund since April 2004 and is a Senior Vice President of the Adviser, and has been employed by the Adviser since April 2003. David O. Nicholas is President and a Director of the Fund and has been Co-Portfolio Manager of the Fund since April 2001, and is President, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. David O. Nicholas also serves as Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst. Mr. Lawrence J. Pavelec also is a Chartered Financial Analyst.

Class N

     Each Fund's SAI provides additional information about the respective Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the respective Funds.

     Albert O. Nicholas is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser.

PRICING OF FUND SHARES

Each Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of each Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of each Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The securities held by each Fund are valued at market value or, if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by such Fund's Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Funds or see a Fund's Statement of

Additional Information.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by a Fund (or an Authorized Agent of the Funds). In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

Class N

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$500	$100
$50 via the Automatic Investment Plan

BY MAIL	Complete and sign the	Send your check along with the
Regular Mail:	Account Application.	Invest by Mail form detached from
Nicholas Funds		your confirmation statement.
c/o U.S. Bancorp Fund Services, LLC	Make your check payable to
P.O. Box 2944	Nicholas Funds	Send your check payable to Nicholas
Milwaukee, Wisconsin 53201-2944		Funds with your account number in
the memo field.
Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET –	You may not make an initial	Visit www.nicholasfunds.com and
www.nicholasfunds.com	purchase of Fund shares via	click on "Account Access" to purchase
The Funds must have bank instructions	the internet.	or exchange shares from another fund
on file to purchase Fund shares this way.		in the Nicholas complex.

BY TELEPHONE – 800-544-6547	You may not make an initial	Call the Fund's transfer agent, U.S.
414-276-0535	purchase of Fund shares via	Bancorp Fund Services LLC, during
The Funds must have bank instructions	the telephone.	business hours (8:00 A.M. to 7:00
on file to purchase Fund shares this way.		P.M. Central Time).

Telephone calls will be recorded.

BY WIRE	Complete and send in an	Call U.S. Bancorp to notify
U.S. Bank, N.A.	Account Application.	800-544-6547 or 414-276-0535.
ABA 075000022
U.S. Bancorp Fund Services, LLC	Call U.S. Bancorp to notify
Account 112-952-137	800-544-6547 or
[Fund Name]	414-276-0535.
(shareholder account number)
(shareholder registration)

AUTOMATIC INVESTMENT PLAN		Contact the Funds for additional
U.S. Bancorp		information.
800-544-6547 or 414-276-0535

Class N

Other Information About Purchasing Fund Shares

     Your application to purchase a Fund's shares must be in proper order to be accepted, may only be accepted by the Funds or an Authorized Agent of the Funds, and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by a Fund, if any payment check is returned to the transfer agent for insufficient funds or your Automated Clearing House ("ACH") transfer does not clear. The Funds will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Funds.

Only bank accounts held at domestic financial institutions that are "ACH" members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

The Funds and their transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application. No account services will be established until the completed application has been received.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Funds in maintaining individual accounts, the Funds reserve the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of a Fund). In order to exercise this right, a Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund's transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.

     Share ownership is electronically recorded. Accordingly, the Funds will not issue certificates representing Fund shares. The Fund's transfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

Class N

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL
Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944
Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202
BY INTERNET – www.nicholasfunds.com
The Funds must have bank instructions on file to
redeem Fund shares this way.
BY TELEPHONE – 800-544-6547
414-276-0535
Telephone calls will be recorded.
BY WIRE – 800-544-6547
414-276-0535
SYSTEMATIC WITHDRAWAL PLAN
U.S. Bancorp
800-544-6547 or 414-276-0535

Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. You may exchange your Class N shares in the Fund for Class N shares of any Nicholas Fund. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

Visit www.nicholasfunds.com and click on "Account Access" to redeem or exchange shares to another fund in the Nicholas complex.

Call the Funds' transfer agent, U.S. Bancorp, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

Call U.S. Bancorp to request wire redemptions.

Contact the Funds for additional information.

Other Information About Redeeming and Exchanging Fund Shares

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

     The Funds ordinarily pay for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Funds reserve the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Funds for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

Class N

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by a Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Funds nor their transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Funds and their transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     You may not fax your redemption or exchange request. The Funds will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Funds may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet

Nicholas Company, Inc. is the adviser to the portfolios of the Class N shares discussed within this Prospectus with which you may conduct exchange transactions, and which have investment objectives as discussed in the section "More on the Fund's Investment Objectives, Principal Investment Strategies and Risks." Nicholas Company, Inc. also is the adviser to the portfolios of the Class I shares of the Funds having the same investment objectives as discussed within this Prospectus as well as Nicholas Fund, Inc., Nicholas Liberty Fund and Nicholas Money Market Fund, Inc, which have investment objectives as discussed in separate prospectuses.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Funds and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

  if you change or transfer the registration of your account if you change the bank account of record for your account
  if you opted out of telephone or internet privileges and would like to re-establish these on your account upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account if the redemption proceeds are to be made payable to someone other than the account owner(s)
  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Funds or their transfer agent within 15 days of a redemption request for redemption requests of $100,000 or more

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. A Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

Class N

USE OF A PROCESSING INTERMEDIARY TO

PURCHASE AND REDEEM FUND SHARES

You can purchase and redeem shares of any Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. If you invest in a Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in a Fund in this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Funds or the Adviser.

A Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of such Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with a Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. You should contact the Processing Intermediary for instructions on how to redeem. If you originally invested directly with a Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the Funds, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of a Fund's portfolio, may impact Fund performance and may increase brokerage, administrative and other expenses. The Funds reserve the right to reject any purchase request, including exchange requests from other Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, a Fund cannot ensure that its efforts will eliminate all risks of market timing.

     Certain types of funds are particularly susceptible to market timing activity, including international, small-cap and high yield bond funds. This is due to the relative illiquidity and volatility of their holdings. Nicholas II and Nicholas Limited Edition will invest in the securities of entities with small capitalizations. To the extent that such Funds invest in small capitalization entities in amounts that are material, the Funds may be at greater risk for attempted market timing activity than funds that do not invest in the securities of corporations with small capitalizations. Nicholas High Income Fund primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. To the extent that the Nicholas High Income Fund invests in high yield corporate bonds in amounts that are material, it may be at greater risk for attempted market timing activity than funds that do not invest in the securities of high yield corporate bonds.

Class N

     Each Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by its Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an "omnibus account" where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, each Fund's Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting a Fund's policies and procedures, each Fund's Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under each Fund's policies and procedures, each Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Funds. We may consider trading in a Fund's shares to be disruptive if we detect one or more of the following in an account:

  Shares traded out of a Fund within a short period of time after the shares were purchased;
  Two or more purchases and redemptions are made within a short period of time;
  A series of transactions within a Fund that is indicative of a timing pattern or strategy; or
  One or more large trades relative to a Fund's overall size.

     Each Fund reserves the right to take responsive action to trading activity deemed disruptive by such Fund's compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into one or more of the Funds and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, a Fund will act in a manner that is consistent with the best interests of such Fund's shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Fund's Board of Directors.

     While no Fund accommodates market timing activities engaged in for abusive purposes, the methods used by a Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that a Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Funds to be legitimate and non-abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.

     There is a risk that a Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for a Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to a Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by a Fund.

     If a Fund is unable to detect and deter trading abuses, its performance, and its long-term shareholders, may be harmed. In addition, because no Fund has adopted specific limitations or restrictions on the trading of its shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.

TRANSFER OF FUND SHARES

You may transfer a Fund's shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of a Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer a Fund's shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

Class N

DISTRIBUTION OF SHARES

Rule 12b-1 Plan

     Each Fund has adopted on behalf of its Class N shares a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class N shares to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, Class N shares may pay as compensation up to an annual rate of 0.25% of the average daily net asset value of Class N shares to the Adviser or other qualified recipient under the Distribution Plan. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agents

Each Fund has adopted on behalf of its Class N shares a shareholder servicing plan (the "Servicing Plan") under which the Adviser may perform, or arrange for others to perform, certain shareholder functions. For these shareholder services, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.10% of the average daily net assets attributable to the Class N shares of a Fund. The Adviser may pay additional compensation from time to time, out of its assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to the holders of Class N shares.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

Each Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by such Fund. As a result, each Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

For federal income tax purposes, dividends and distributions by a Fund, whether received in cash or invested in additional shares of a Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from a Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made annually in December. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. Dividends, if any, of the Nicholas Equity Income Fund, Inc, and Nicholas High Income Fund, Inc. are paid to shareholders on or about the end of April, July, October and December. Dividends, if any, of Nicholas II, Inc. and Nicholas Limited Edition, Inc. are paid to shareholders on or about the end of December. Each Fund will provide information to its shareholders concerning the character and federal tax treatment of all dividends and distributions.

At the time of purchase of Fund shares, a Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Funds or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Funds is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Funds.

Class N

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Funds' transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Funds may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of a Fund's shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of a Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you.

Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by a Fund or its shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Funds offer the following tax deferred accounts: traditional, Roth, SEP, and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Funds. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Funds before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. There can be no assurance that a Fund's policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

Class N

APPENDIX A - DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS

AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S BOND RATINGS

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Class N

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547
Custodian
U.S. BANK N.A.
Cincinnati, Ohio
Independent Registered Public Accounting Firm
(Nicholas II, Inc. and
Nicholas Equity Income Fund, Inc.)
ERNST & YOUNG LLP
Chicago, Illinois
Independent Registered Public Accounting Firm
(Nicholas High Income Fund, Inc. and
Nicholas Limited Edition, Inc.)
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

Class N

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' Statements of Additional Information ("SAIs"), each dated July 31, 2005, contain more detailed information on all aspects of each Fund, and each is incorporated by reference in this Prospectus. Additional information about each Fund also is available in its' Annual and Semiannual Report to Shareholders. Each Fund's Annual Report discusses the market conditions and investment strategies that significantly affected such Fund's performance during its last fiscal year.

To request a free copy of the current Annual/Semiannual Report to Shareholders or SAI for a Fund, or to make shareholder inquiries, please write or call: Nicholas Funds, 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Along with the Funds' Annual/Semiannual Reports and SAIs, additional information about each Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund's Class N shares, you may call the Funds at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of each Fund's Class N shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" – "NchII," "NchLt," "NchEq" or "NchIn," If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbols or CUSIP numbers as follows:

	Ticker	CUSIP

Nicholas II, Inc.	NNTWX	653740209
Nicholas Limited Edition, Inc.	NNLEX	653738203
Nicholas Equity Income Fund, Inc.	NNEIX	653734202
Nicholas High Income Fund, Inc.	NNHIX	653741207

Investment Company Act File Nos.

Nicholas II, Inc.	811-03851
Nicholas Limited Edition, Inc.	811-04993
Nicholas Equity Income Fund, Inc.	811-08062
Nicholas High Income Fund, Inc.	811-00216

NICHOLAS HIGH INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street Milwaukee, Wisconsin 53202 414-272-6133 800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Class I shares Prospectus or Class N shares Prospectus of Nicholas High Income Fund, Inc. (the "Fund"), dated April 30, 2005 and July 31, 2005, respectively. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectuses and the Fund's Annual Report for the fiscal year ended December 31, 2004, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectuses provide the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund's Prospectuses and Annual Report, please write or call the Fund at the address or telephone number set forth above.

Investment Adviser NICHOLAS COMPANY, INC.

July 31, 2005

INTRODUCTION

Nicholas High Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., 1983 to Nicholas Income Fund, Inc., and in 2005 to Nicholas High Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management Co., Inc.

The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. All other assets of the Fund will be diversified as to companies and industries. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request.

On October 29, 2004, the stockholders of the Fund approved changes to the Fund's articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund's Board of Directors.

The amended articles of incorporation provide, among other things, that the Board of Directors of the Fund may authorize one or more classes of the Fund's shares without seeking stockholder approval. This change is expected to facilitate the Fund's distribution efforts to reach investors who desire to invest through platforms or third parties. The Fund currently offers Class I and Class N shares.

The changes to the bylaws and the investment restrictions are designed to give the Fund and its portfolio manager greater flexibility when implementing investment strategies designed to achieve the Fund's objectives, consistent with applicable law. The changes to certain fundamental investment restrictions approved by the stockholders are reflected in this Statement of Additional Information and the Fund's prospectuses. The changes to the bylaws, which included certain investment restrictions among its terms, are reflected in the Amended and Restated Bylaws. While certain investment restrictions have changed, the Fund's objectives and principal investment strategies remain the same.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments, and their associated risks, which the Fund may use in an effort to obtain its primary objectives.

     EQUITY SECURITIES - The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends that may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Convertible Securities - Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, if influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Initial Public Offerings - The Fund also may invest in Initial Public Offerings ("IPOs") of equity securities. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.

Other Investment Companies – The Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index.

     The Fund may invest in other investment companies to the extent permitted under the 1940 Act. As noted above, investments in other investment companies involve additional fees. The purchase and sale of securities of other investment companies may include brokerage commissions. The Fund may be limited in its ability to redeem its shares of other investment companies.

Special Corporate Situation Investments - The Fund may invest in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflects a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

     FIXED INCOME SECURITIES - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. The Fund has no restrictions regarding the rating or credit quality of the debt securities it may purchase or hold in its portfolio. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group ("S&P"), a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Variable and Floating Rate Securities - Fixed income securities purchased by the Fund may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment Grade Debt Securities - The Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Companies that issue certain of these debt securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield of the issue and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These debt securities also may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Zero Coupon Securities - Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     FOREIGN SECURITIES - Although the Fund invests principally in equity securities of U.S. companies, it may invest in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into foreign exchange contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use foreign exchange contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVE INVESTMENTS -- Options on Foreign Currency."

CASH AND CASH EQUIVALENTS - Although the Fund's primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund's Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund's position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents. Certain circumstances, such as significant adverse market, economic, and political circumstances may arise in which the Fund takes a temporary defensive position. For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate.

Money Market Instruments - Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

     Repurchase agreements involve certain risks not associated with direct investments in debt securities. Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements – The Fund also may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase a security at an agreed-upon price, date and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal or greater to the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian. The securities subject to reverse repurchase agreements will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these agreements as borrowings under its investment restriction so long as the segregated account is properly maintained.

SHORT SALES – The Fund may engage in short sale transactions when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities in anticipation that the market price of the security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

     While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position (known as a short sale "against-the-box"). The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security owned by the Fund may decline or when the Fund does not want to sell the security it owns. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Fund may purchase or sell securities on a when-issued or delayed delivery basis subject to applicable limits under the 1940 Act. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation such that a loss may occur if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. No dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund's total assets. For this purpose, a position will be "covered" if the Fund's custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

     ILLIQUID SECURITIES - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of

1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Fund, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

     LENDING PORTFOLIO SECURITIES - The Fund may lend its portfolio securities to brokers, dealers and financial institutions as permitted under the 1940 Act. Currently the 1940 Act requires that the value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of the portfolio securities must be fully collateralized based on the values that are marked-to-market daily. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Corporation on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Corporation could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Directors to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

BORROWING - The Fund may borrow money for temporary or emergency purposes, including meeting redemption requests, and for investment purposes, as permitted by the 1940 Act, and subject to the investment restrictions discussion herein. See "Investment Restrictions." Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which the monies were borrowed). Under adverse market conditions, the Fund may have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     DERIVATIVES -The Fund may, but is not obligated to, invest in derivatives, including but not limited to, futures, forward contracts and foreign exchange contracts, swaps and warrants (collectively, "Derivatives"). It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would. The principal derivatives transactions in which the Fund may engage are noted and described in detail below.

Futures contracts – The Fund may purchase futures contracts for securities and currencies. Futures contracts are exchange-traded agreements to buy or sell a security or a basket of securities at a specified price at a future date unless the contract is closed before the delivery date. The Fund also may enter into closing purchase and sale transactions with respect to these futures contracts. All futures contracts entered into by the Fund must be traded on U.S. exchanges or boards of trade licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges, and the Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Funds can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent the Fund enters into a futures contract, it will maintain a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

     Forward contracts and foreign exchange contracts - The Fund is authorized to enter into forward contracts and foreign exchange contracts. A forward contract is a legal contract between two parties to purchase and sell a specific quantity of a financial instrument, such as a Government security, at a price specified at the time of the contract with delivery at a specified future date. Forward contracts generally lack liquidity and there is a risk of default by the counter party. To mitigate the risk of forward contracts, the Fund monitors the credit worthiness of the counter party. Foreign exchange contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A foreign exchange contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign exchange contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of foreign exchange contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

     Options on securities - The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, (ii) by segregating an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security, which the Fund would be required to purchase at a higher price.

     After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

     The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers, which may be utilized by the Fund, include derivative instruments that are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.

     Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. The holder may exercise an American style option at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.

Options on securities indices - The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

     Put and call options on stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund's books. A put option written on an index will be "covered" (i) if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian, (ii) segregates an equal amount of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices that include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

Options on foreign currencies - The Fund may write and purchase covered put and call options on foreign currencies. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

     Swaps - The Fund may take advantage of opportunities in the area of swaps and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

     A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps, credit default swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. In addition to swaps, the Fund may become a party to various other customized derivative instruments entitling the counter party to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counter party credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

     Future Developments – The Fund may take advantage of opportunities in the area of futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals and legally permissible for the Fund.

Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

1.	The Fund will not act as an underwriter of securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder or pursuant to an exemptive order granted by the SEC; provided that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.

2.	The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

3.	The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

4.	The Fund will not purchase physical commodities or contracts relating to physical commodities.

5.	The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder, currently 33 1/3% of the net assets of the Fund and any exemptive relief obtained by the Fund.

6.	The Fund may purchase the securities of any one issuer only to the extent that such purchases are consistent with the Fund's classification as a "diversified company" as defined by the Investment Company Act of 1940, as amended, and the rules and regulations promulgate thereunder, which currently provide that, with respect to at least 75% of the Fund's total assets, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

7.	The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

  The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
  The Fund may not purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.
  In accordance with fundamental policy No. 5, the Fund may not issue senior securities or borrow money in excess of 33 1/3% of the Fund's total assets at the time of issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the borrowed amount) for temporary purposes. The Fund may borrow from banks for temporary or emergency purposes (such as meeting redemption requests) and for investment purposes.

The Board will give advance notice to shareholders of any change to these investment restrictions.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

     Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Funds' investment objective without regard to the length of time a particular security may have been held. For the year ended December 31, 2004, the turnover rate for the Fund was 64.17% compared to 104.40% for the year ended December 31, 2003. The primary reason for the variation in portfolio turnover was due to the Adviser's decision to offer greater diversification in the Fund's investments. During fiscal year 2003, the Adviser expanded the holdings from approximately 35 issuers to approximately 80 issuers. The Adviser anticipates that the Fund will continue to hold investments in a greater number of issues.

Disclosure of Portfolio Holdings

     The Fund's Board of Directors has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund's polices and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.	Designated employees of the Fund's Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, accounting and administration, who receive such information daily.

2.	Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., independent registered public accounting firm, currently Deloitte & Touche, LLP, legal counsel, currently Michael Best & Friedrich LLP, and proxy voting service, currently Investor Responsibility Research Center, Inc. U.S. Bank N.A and Investor Responsibility Research Center, Inc. receive such information on a daily bases, while Deloitte & Touche, LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.	Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and Factset. Such information is provided daily.

5.	Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Lipper Inc., Morningstar, Standard & Poors, Thomson Financial and Vickers.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser's compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser's compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the Investment Company Act and the Investment Advisor's Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Fund's Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser's compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and numerous institutions and individuals with substantial investment portfolios.

The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser's annual fee:

Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund's Class I shares in excess of 0.5 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2004 were 0.64% . For the fiscal year ended December 31, 2004, total net assets of the Fund were $114,614,919. During the fiscal years ended December 31, 2004, 2003, and 2002, the Fund paid the Adviser an aggregate of $491,484, $490,618, and $487,544, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of Class I, other than expenses incurred in complying with laws regulating the issue or sale of securities. In Addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering it shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the

Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. Generally, the Adviser has waived these expenses and generally has not been paid by the Fund for providing such services. The Board of Directors, including a majority of the independent directors, considered a proposal by the Adviser providing for the payment for accounting and administrative services provided by the Adviser during future periods in accordance with the terms of the Investment Advisory Agreement. In reviewing the proposal, the Board of Directors considered a number of factors, including the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, and the best interests of the shareholders. In addition, the Board considered the reasonableness of the payments to be made for such services to be the greater of (i) $50,000 annually or (ii) five basis points, on an annual basis, of the average daily net asset value as determined by valuations made at the close of each business day, up to and including $2 billion of the Fund's net asset value and three basis points of the Fund's net asset value greater than $2 billion, to be paid to the Adviser generally on a monthly basis. The Board of Directors determined that it was cost effective and in the shareholders' best interest that the Adviser continue to provide such accounting and administrative services, and agreed that the Fund would pay the Adviser, in accordance with the Investment Advisory Agreement and subject to the payment guidelines set forth in a resolution unanimously adopted by the Board of Directors, for the provision of accounting and administrative services by the Adviser. In reaching its decision, the Board of Directors concluded that the payment of the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund's obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is Executive Vice President of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. David O. Nicholas, President, Director and Co-Portfolio Manager of the Fund, is President, Chief Investment Officer and a Director of the Adviser. He is the son of Albert O. Nicholas. Lawrence J. Pavelec, Co-Portfolio Manager of the Fund, is Senior Vice President of the Adviser. Thomas J. Saeger, Executive Vice President of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. Jeffrey T. May is Senior Vice President, Secretary, Treasurer and Chief Compliance Officer of the Fund and Senior Vice President, Treasurer and Chief Compliance Officer of the Adviser. Lawrence J. Pavelec, Senior Vice President of the Fund, is Senior Vice President of the Adviser. Candace L. Lesak is Vice President of the Fund and an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of June 30, 2005. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Positions	Length of		Overseen	Directorships
	Held With	Time	Principal Occupations	by	Held by
Name and Age	Fund	Served	During Past Five Years	Director	Director

INTERESTED
DIRECTOR
David O. Nicholas, 44	President,	(2), (4)	President, Chief Investment	4	None
(1), (3)	Director		Officer and Director,
	and Co-		Nicholas Company, Inc.,
	Portfolio		the Adviser to the Fund and
	Manager		employed by the Adviser
since 1986. He has been
Portfolio Manager for, and
primarily responsible for
the day-to-day management
of the portfolios of Nicholas
II, Inc. and Nicholas
Limited Edition, Inc. since
March 1993. He also has
been Co-Portfolio Manager
of Nicholas Fund, Inc. since
November 1996, Nicholas
High Income Fund, Inc.
since April 2001 and
Nicholas Equity Income
Fund, Inc. since July 2001.
He is a Chartered Financial
Analyst.
DISINTERESTED
DIRECTORS
Robert H. Bock, 73	Director	(2), 3 years	Private Investor, Dean	5	None
Emeritus of Business
Strategy and Ethics,
University of Wisconsin
School of Business, 1997 to
present.

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Positions	Length of		Overseen	Directorships
	Held With	Time	Principal Occupations	by	Held by
Name and Age	Fund	Served	During Past Five Years	Director	Director
Timothy P. Reiland, 48	Director	(2), (4)	Private Investor, Chairman	6	None
and Chief Financial Officer,
Musicnotes, Inc., October
2001 to present. Investment
Analyst from 1987 to
October 2001, Tucker
Anthony Incorporated, a
brokerage firm, for its
division Tucker Anthony
Cleary Gull. Prior to its
acquisition by Tucker
Anthony in November
1998, Cleary Gull was
known as Cleary Gull
Reiland & McDevitt Inc.
He is a Chartered Financial
Analyst.

Jay H. Robertson, 53	Director	(2), 10 years	Private Investor, April 2000	7	None
to present. Chairman of the
Board of Robertson-Ryan
and Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.
OFFICERS
Albert O. Nicholas, 74	Executive	Annual,	Chief Executive Officer and	N/A	N/A
(1), (3)	Vice	28 years	Chairman of the Board,
	President		Nicholas Company, Inc.,
the Adviser to the Fund. He
has been Co-Portfolio
Manager for, and jointly
and primarily responsible
for the day-to-day
management of the
portfolios of Nicholas Fund,
Inc since November 1996;
and Nicholas Equity
Income Fund, Inc. since
July 2001. He formerly
was the Co-Portfolio
Manager of the Fund from
April 2001 to April 2004.
He formerly was the sole
Portfolio Manager of these
funds since the time the
Adviser managed them. He
is a Chartered Financial
Analyst.

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Positions	Length of		Overseen	Directorships
	Held With	Time	Principal Occupations	by	Held by
Name and Age	Fund	Served	During Past Five Years	Director	Director
David L. Johnson, 63 (3)	Executive	Annual,	Executive Vice President,	N/A	N/A
	Vice	23 years	Nicholas Company, Inc.,
	President		the Adviser to the Fund,
and employed by the
Adviser since 1980. He is a
Chartered Financial
Analyst.

Thomas J. Saeger, 61	Executive	Annual,	Executive Vice President	N/A	N/A
	Vice	28 years	and Assistant Secretary,
	President		Nicholas Company, Inc.,
the Adviser to the Fund,
and employed by the
Adviser since 1969. He is a
Certified Public
Accountant.

Jeffrey T. May, 49	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President,	11 years	Treasurer and Chief
	Secretary,		Compliance Officer,
	Treasurer		Nicholas Company, Inc.,
	and Chief		the Adviser to the Fund,
	Complianc		and employed by the
	e Officer		Adviser since 1987. He is
Portfolio Manager of
Nicholas Money Market
Fund, Inc. He is a Certified
Public Accountant.

Lawrence J. Pavelec, 46	Senior Vice	Annual, 2	Senior Vice President,	N/A	N/A
	President	years	Nicholas Company, Inc.,
	and Co-		the Adviser to the Fund,
	Portfolio		and employed by the
	manager		Adviser since April 2003.
Portfolio Manager from
1999 to April 2003,
Brandes Investment
Partners, an investment
advisory firm. He is a
Chartered Financial
Analyst.

Candace L. Lesak, 47	Vice	Annual,	Employee, Nicholas	N/A	N/A
	President	18 years	Company, Inc., the Adviser
to the Fund, 1983. She is a
Certified Financial Planner.

(1)	David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act because Mr. Nicholas also is Chief Investment Officer, President and a Director of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3)	David O. Nicholas is the son of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

(4)	Elected October 29, 2004.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2004. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of December 31, 2004.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies
David O. Nicholas	Over $100,000	Over $100,000
Robert H. Bock	$1 - $10,000	Over $100,000
Timothy P. Reiland	None	Over $100,000
Jay H. Robertson	Over $100,000	Over $100,000

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas High Income Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended December 31, 2004. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

			Estimated
	Aggregate	Pension or Retirement	Annual Benefits	Total Compensation
	Compensation	Benefits Accrued As	Upon	From Fund and Fund
Name	From the Fund (1)	Part of Fund Expenses	Retirement	Complex Paid to Directors(1)
Albert O. Nicholas (2)	$0	$0	$0	$0
David O. Nicholas (2)	0	0	0	0
Robert H. Bock (2)	$5,000	0	0	$20,250
Timothy P. Reiland (2)	$1,000	0	0	$16,450

Jay H. Robertson (2)	$5,000	0	0	$19,250

(1)	During the fiscal year ended December 31, 2004, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas II, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the fiscal year ended December 31, 2004, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2004. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2)	Mr. Albert O. Nicholas resigned as a member of the Board of Directors effective October 29, 2004. Mr. David O. Nicholas was elected as a member of the Board of Directors effective October 29, 2004. He also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.). Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.

Mr. Reiland also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Robertson also is a director of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc.

     During 2002, three officers of the Fund made investments aggregating $235,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

     In February 2005, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2006. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2004, the management fee was 0.43% and the Fund's total expense ratio (including the management fee) was 0.64% . In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including a peer group of 16 high yield bond and intermediate-term bond funds, and (v) the range and quality of the services offered by the Adviser. The peer group fund data included primarily high yield bond and intermediate-term bond funds. In reviewing the Fund's expenses, yield and performance relative to peer group data, the Board noted the Fund ranked 2nd relative to the peer group on an expense ratio basis and ranked 3rd in terms of 12-month yield. The Board noted that the Fund had made improvements in terms of total return in relation to the peer group, in that it was 7th in terms of 1-year return, 16th in terms of 3-year return, 10th in terms of 5-year return and 12th in terms of 10-year return and 14th in terms of 15-year return. The Board also stated that they were pleased with management's efforts to control Fund expenses, and recognized that the management fees were a significant factor in maintaining a low expense ratio. The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Fund's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Fund's management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. The Adviser generally anticipates that it will follow the Fund's proxy voting guidelines.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: increases in the number of authorized shares of or issuances of common stock or other equity securities; provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Adviser would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     SOCIAL POLICY BASED PROPOSALS - Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues.

     If the Fund's management believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser's compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800.227.5987 (toll-free).

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 16,858,488 shares of the Fund's Class I, or 35.05%, as of June 30, 2005. Of this amount, 7,122,264 shares were owned of record by Albert O. Nicholas, Executive Vice President of the Fund, Chief Executive Officer and Chairman of the Board of the Adviser, and owner of 97% of the outstanding voting securities of the Adviser; Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record 6,456,626 shares; the Nicholas Family Foundation owned of record 2,703,737 shares; the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 386,929 shares; the Williams Heart Foundation, of which Mrs. Nicholas is Treasurer, owned of record 160,600 shares; and the Church of the Atonement, of which Mr. Nicholas is Treasurer, owned of record 28,332 shares of the Fund's Class I. As a beneficial owner of more than 25% of the issued and outstanding Class I shares of the Fund, Mr. A. Nicholas may be deemed to "control" Class I, as such term is defined in the 1940 Act.

Charles Schwab & Co., Inc. Custody Account for the Exclusive Benefit of Our Customers, 101

Montgomery Street, San Francisco, California 94104, owned 2,797 shares of the Fund's Class N, or 86.02%, as of June 30, 2005. As an owner of more than 25% of the issued and outstanding Class N shares of the Fund, the Charles Schwab & Co., Inc. Custody Account may be deemed to "control" Class N, as such term is defined in the 1940 Act.

     David O. Nicholas, President of the Fund, owned 454 shares of the Fund's Class N, or 13.98%, as of June 30, 2005.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund's Class I or Class N as of June 30, 2005. All directors and executive officers of the Fund as a group (10 in number) beneficially owned approximately 36.42% of the outstanding shares of the Fund's Class I and approximately 13.98% of the outstanding shares of the Fund's Class N, respectively, as of June 30, 2005.

PORTFOLIO MANAGERS OF THE FUND

Mr. David O. Nicholas and Mr. Lawrence J. Pavelec are the Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund. The following table identifies the number of accounts (other than the Fund) for which they are primarily responsible for the day-to-day management of and total assets of other such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts as of December 31, 2004.

Portfolio Managers	Registered Investment Companies, Pooled Investment
Vehicles and Other Accounts
David O. Nicholas	4 registered investment companies with $3.5 billion in total assets under management and no pooled investment vehicles or other accounts
Lawrence J. Pavelec	None

There are no accounts with respect to which the advisory fees are based on the performance of the account.

     Material conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Mr. David O. Nicholas. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers - Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

     The Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

The Fund's Portfolio Managers are employed and compensated by the Fund's Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund's most recently completed fiscal year, December 31, 2004, the Fund's Portfolio Managers' compensation consisted of a base salary, an annual discretionary bonus and participation in the Adviser's deferred compensation program. The Adviser reviews the base salary of the Portfolio Managers annually to ensure that it reflects their performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser's Board of Directors based on a number of subjective and objective factors believed by the Adviser's Board of Directors to be material to its decision. Those factors that may be considered include, without limitation, the Fund's relative and actual long-term, intermediate, and short-term performance before taxes, the Fund's performance relative to its benchmarks and peer group, and the portfolio manager's overall contributions to the organization. The benchmarks and peer groups that the Adviser's Board of Directors may consider are determined annually in the board's discretion and may include, without limitation, the Standard and Poor's 500 Indices and the Russell Indices. Mr. Pavelec's discretionary bonus also may include a portion of the Fund's management fee on assets over one hundred million dollars. The deferred compensation pool is based on the profits of the Adviser and is divided among select employees of the Adviser on a discretionary basis

The table below identifies ownership of the Fund's shares by the Portfolio Managers as of December 31,

2004.

Portfolio Managers	Dollar Range of Ownership of Securities
David O. Nicholas	$500,001 - $1,000,000
Lawrence J. Pavelec	$100,001 - $500,000

DISTRIBUTION OF FUND SHARES

Distribution Plan

     As noted in the Fund's Class N shares Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 promulgated pursuant to the 1940 Act (the "Distribution Plan") on behalf of the Class N shares of the Fund. Under the Distribution Plan, the Class N shares pay a fee to the Adviser for distribution services (the "Distribution Fee") at an annual rate of 0.25% of the Fund's average daily net asset value attributable to Class N shares. The Distribution Plan provides that the Adviser may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Class N shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. The activities intended to promote Class N shares may also benefit the Fund's other share class.

     The Distribution Fee is payable to the Adviser regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by Class N shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a "compensation" plan.

     The Adviser may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class N shares, printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Adviser may, from time to time, deem advisable.

     The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the "Qualified Directors"), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the directors who are not "interested persons" of the Fund, select and nominate all other directors who are not "interested persons" of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Class N shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on any such amendment. The Class N shares are entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.

The Distribution Plan requires that the Adviser provide to the Board of Directors, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Adviser is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no "interested person" of the Fund, as defined in the 1940 Act, and no Qualified Director of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, under the Distribution Plan Class N shares may use Fund assets attributable to Class N shares to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Class N shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Fund's Distribution Plan, the Class N shares of the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Class N shares may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund's Class N shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund's Class N shares may participate in various "fund supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund's Class N shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholder Servicing Plan

     The Fund has adopted a shareholder service plan (the "Service Plan") on behalf of the Class N shares, pursuant to which the Fund pays the Adviser an amount not to exceed 0.10% of the Fund's average daily net assets attributable to Class N shares for providing or arranging for shareholder support services provided to individuals and plans holding Class N shares. The Class N shares of the Fund are responsible for paying shareholder servicing fees to the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class N shareholders. These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Fund through a single "omnibus" account of the broker-dealer).

Under the Service Plan, payments to the Adviser are calculated and paid at least annually. In the event that payments to the Adviser during such fiscal year exceed the amounts expended (or accrued, in the case of payments to certain service organizations) during a fiscal year, the Adviser must refund any such excess to the Class N shares. Payments to the Adviser may be discontinued, or the rate amended, at any time by the Board of Directors, in its sole discretion. The Adviser is authorized to make final and binding decisions as to all matters relating to payments to service organizations.

To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Fund exceed the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund's Class N shares may participate in various "fund supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. The Fund pays the supermarket sponsor a negotiated fee for continuing services, including, without limitations, for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Fund. If the supermarket sponsor's shareholder servicing fees exceed the shareholder servicing fees available from the Class N shares of the Fund, then the balance is paid from the resources of the Adviser.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this SAI by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE generally will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Equity securities traded on a stock exchange ordinarily will be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price ("NOCP"). Securities for which there are no readily available market quotations and other assets and liabilities of the Fund are valued at their then fair value using methods determined in good faith by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market value.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually substantially all of its net investment income and net realized capital gains (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. An election must be received by Firstar prior to the record date of any particular distribution for the election to be effective for that distribution.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or part, a return of capital and will have the effect of reducing the NAV. As of December 31, 2004, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $79,023,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $5,196,000 will expire in 2007, $19,346,000 in 2008, $30,985,000 in 2009, and $23,496,000 in 2010.

Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. Dividends and any capital gains distributions may be subject to state and local taxes.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Advisor's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2004.

	Amount of Commissions
	Paid to Firms that
	Provided	Amount of Brokerage
	Research Services (1)	Transactions Involved (1)

The Fund	$5,022	$3,751,367

(1)	The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $14,579, $6,085, and $8,151 in fiscal year 2004, 2003, and 2002, respectively. The increase in the amount of brokerage commissions paid by the Fund in fiscal 2004 relative to fiscal 2003 is attributable to the increase in purchases and sales of the Fund's equity investments in fiscal 2004.

     The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

     The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

     The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

     The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients, whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The average annual total return of each Class of shares of the Fund is calculated according to the following formula:

P(1+T)[n] = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return (after taxes on distributions) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)[n]=ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVD" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)[n]=ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     After-tax returns for each Class are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information may not apply to your investment.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance data for each Class represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in each Class of the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The "30-day yield" for each Class is then computed based on an allocation of outstanding shares. The Fund's distribution rate for each Class is calculated by using annualized distributions per Class and dividing by the net asset value per share for each Class on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:

Yield = 2 ((((A - B / CD )+1) to the 6th power) -1)

Where:

A	= Dividend and interest income

B	= Expenses accrued for the period (net of expense reimbursement)

C	= Average daily number of shares outstanding during the period that were entitled to receive dividends

D = Maximum offering price per share on the last day of the period

CAPITAL STRUCTURE

Nicholas High Income Fund, Inc. is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share, of which 75,000,000 shares are designated Class I shares and 25,000,000 shares are designated Class N shares. Each full share of a class has one vote and all shares participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and in the residual assets of the Fund in the event of liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

Each share of common stock of the Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote. All shares of each class have equal voting rights. However, matters affecting only a particular class can be voted on only by shareholders in that class. Only shareholders of Class N shares of the Fund are entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses of each class.

STOCK CERTIFICATES

Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates evidencing shares purchased, except the Fund will continue to issue certificates for existing Class I shareholders if so requested. A shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. For shareholders who currently hold certificates, they may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing audited financial statements and financial highlights will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distribution to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, served as the Fund's Independent Registered Public Accounting Firm for the year ended December 31, 2004.

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements, the financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended December 31, 2004, which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

NICHOLAS HIGH INCOME FUND, INC. PART C OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N1-A (File No. 002-10806) and are incorporated herein by reference.

(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form N1-A (File No. 002-10806) and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant's Amended and Restated Articles of Incorporation and Bylaws.

(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(e)	Underwriting Agreement is not applicable.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(h)	Other Material Contracts

(i) Shareholder Servicing Plan was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(ii) Powers of Attorney were previously filed with the Registration Statement on Form N1-A (File No. 002-10806) and are incorporated herein by reference.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(n)	Rule 18f-3 Plan was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(o)	Reserved.

(p)	Code of Ethics

(i) Amended Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

(ii) Amended Code of Ethics for Adviser was previously filed with the Registration Statement on Form N-1A (File No. 002-10806) and is incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant is not under common control with any other person. The Registrant, Nicholas Equity Income Fund, Inc., Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., and Nicholas Money Market Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 25. Indemnification.

     Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant also maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 26. Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 28, 2005. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter. Not applicable. Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Registrant's Custodian	U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH 45202

Registrant's Investment Adviser	Nicholas Company, Inc.
700 North Water Street, Suite 1010
Milwaukee, WI 53202

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

None.

SIGNATURES

     Pursuant to the requirements of Rule 485(b) under the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant have duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of July, 2005.

Nicholas High Income Fund, Inc.

By:	/s/ Jeffrey T. May
Jeffrey T. May, Senior Vice President, Secretary,
Treasurer and Principal
Financial and Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of July, 2005.

/s/	David O. Nicholas*	President (Chief Executive
	David O. Nicholas	Officer), and Director

/s/	Robert H. Bock*	Director
Robert H. Bock

/s/	Jay H. Robertson*	Director
Jay H. Robertson

/s/	Timothy P. Reiland*	Director
Timothy P. Reiland

* By: /s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed.

EXHIBIT INDEX
Exhibit	Exhibit No.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.
Consent of Deloitte & Touche LLP	EX-99.j.